UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 2, 2003

                               CyPost Corporation
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    000-26751
                            (Commission File Number)

                                   98-0178674
                        (IRS Employer Identification No.)


                          900-1281 West Georgia Street
                      Vancouver, British Columbia, Canada
                    (Address of principal executive offices)

                                    V6E 3J7
                                   (Zip Code)

       Registrant's telephone number, including area code: (604) 904-4422

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

On April 1, 2003, the board of directors accepted the resignation of James Thomas Johnston as Chairman of the Board and Director of CyPost Corporation and all subsidiaries. The board is currently searching for a replacement director.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CyPost Corporation

Date April 2, 2003
/s/ Javan Khazali
Javan Khazali, CEO


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